UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 22, 2012

COURIER CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts

(State or other jurisdiction of incorporation)

Commission File Number: 0-7597

IRS Employer Identification Number: 04-2502514

15 Wellman Avenue, North Chelmsford, MA	01863
(Address of principal executive offices)	(Zip Code)

(978) 251-6000

(Registrant’s telephone number, including area code)

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 22, 2012, the Company amended its Second Amended and Restated Revolving Credit Agreement, dated May 23, 2008, and extended the maturity date by three years to March 31, 2016.  The Company also added TD Bank, N.A. to the bank group, replacing Wells Fargo, N.A..  The full text of the amendment is furnished as Exhibit 10.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1                     Amendment No. 1 and Waiver to Second Amended and Restated Revolving Credit Agreement dated March 22, 2012.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COURIER CORPORATION

	By:	/s/ Peter M. Folger
Peter M. Folger
Senior Vice President and
Chief Financial Officer
Date: March 27, 2012

Exhibit Index

10.1                              Amendment No. 1 and Waiver to Second Amended and Restated Revolving Credit Agreement dated March 22, 2012.